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                      Northwestern Mutual Series Fund, Inc.
                      Supplement dated October 20, 2004 to
                         Prospectus dated April 30, 2004

The following changes relate to the material under the heading "Portfolio Managers - Northwestern Mutual and Mason Street Advisors, LLC" on page 29 of the prospectus.

1. The following is inserted after the second paragraph: Jefferson V. DeAngelis, Managing Director of MSA, has 21 years of investment management experience, 15 of which have been with Northwestern Mutual. He holds a B.A. degree from Carroll College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Mr. DeAngelis is the head of the fixed income division of Mason Street Advisors, LLC. Mr. DeAngelis is the co-manager of the Select Bond Portfolio. Mr. DeAngelis is also the co-manager of the fixed income portions of the Balanced Portfolio and Asset Allocation Portfolio.

2. The fourth paragraph is amended to read as follows: Steven P. Swanson, Managing Director of MSA, joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson manages the High Yield Bond Portfolio. Mr. Swanson is also the co-manager of the Select Bond Portfolio and the co-manager of the fixed income portions of the Balanced Portfolio and Asset Allocation Portfolio. Mr. Swanson also manages the high yield fixed income securities of Northwestern Mutual.

3. The sixth paragraph is deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE